UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4215

Dreyfus Premier GNMA Fund, Inc.
(formerly, Dreyfus GNMA Fund, Inc.)

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	4/30
Date of reporting period:	4/30/07

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus Premier
GNMA Fund, Inc.

ANNUAL REPORT April 30, 2007

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Financial Futures
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Board Members Information
33	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
GNMA Fund, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier GNMA Fund Inc., covering the 12-month period from May 1, 2006, through April 30, 2007.

The U.S. economy moderated throughout the reporting period as cooling housing markets took their toll on consumer and business spending.Yet, labor markets remained quite strong, and key measures of inflation stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Dreyfus’ chief economist believes that these seemingly conflicting signals may be the result of a lag between the current downturn in housing activity and its likely dampening effect on housing-related employment. In his view, inflationary pressures may moderate over the coming months in an environment of modestly higher unemployment rates and sub-par economic growth.

The likely implications of this economic outlook include a long pause in Fed policy before an eventual easing of short-term interest rates, a modest drop in 10-year Treasury bond yields, decelerating corporate earnings, high levels of mergers-and-acquisitions activity and a probable continuation of the ongoing shift in investor sentiment toward higher quality stocks. We expect these developments to produce both challenges and opportunities in fixed-income markets, and your financial advisor can help determine the appropriate asset allocation strategy for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Robert Bayston, Portfolio Manager

Note to Shareholders: On May 3, 2007, the fund was renamed Dreyfus Premier GNMA Fund Inc., and existing shares were reclassified as Class Z at that time. In addition, the fund began to offer additional classes of shares (Class A, B and C), which do not have their own performance record.

How did Dreyfus Premier GNMA Fund perform relative to its benchmark?

For the 12-month period ended April 30, 2007, the fund achieved a total return of 5.90% and aggregate income dividends of approximately $0.64 for its Class Z shares.1 In comparison, the fund’s benchmark, the Lehman Brothers GNMA Index (the “Index”), achieved a total return of 7.15% for the same period.2

Despite turmoil in the sub-prime mortgage sector in late February 2007, mortgage-backed securities fared relatively well over the reporting period in an environment of slowing economic growth, stabilizing short-term interest rates and generally low market volatility. Although the fund participated in the market’s performance to a significant degree, its relative results were constrained by our security selection strategy among GNMA securities and a tactical position in Treasury Inflation Protected Securities (TIPS).

What is the fund’s investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the fund invests at least 80% of its assets in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities,as well as to asset-backed securities, U.S.Treasuries and repurchase agreements.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

The mortgage-backed securities market encountered heightened volatility at times during the reporting period, but bonds generally rallied in response to slowing U.S. economic growth, with particular weakness coming from the housing market. In addition, inflationary pressures appeared to subside when energy prices declined in the fall of 2006 after setting record highs during the summer.The Federal Reserve Board (the “Fed”) continued to raise short-term interest rates early in the reporting period, but it lent credence to a more benign inflation outlook when it held the overnight federal funds rate steady at 5.25% between July 2006 and the reporting period’s end.The Fed’s move to the sidelines came after more than two years of steady rate hikes.

Mortgage-backed securities also benefited from low levels of implied volatility over much of the reporting period.Volatility flared temporarily in late February 2007, when investors reacted nervously to reports of a greater-than-expected number of delinquencies among sub-prime mortgage holders. However, the bond market subsequently calmed, and prices of GNMA securities rebounded in March and April.

As it became clearer to us early in the reporting period that the U.S. economy and Fed policy were entering a period of transition, we began to reposition the fund by placing greater emphasis on 15-year mortgage-backed securities and less on 30-year securities.This shift was designed to help the fund participate more fully in potentially wider yield differences along the bond market’s maturity range as the mortgage-backed securities market encountered higher levels of volatility. However, our expectations of heightened volatility proved to be unfounded, and yield differences continued to narrow despite growing uncertainty about the direction of the U.S. economy and, inflation risks.This caused the fund’s returns to lag relative to its benchmark. For example, a tactical position in TIPS established during the fourth quarter of 2006 lost value when energy prices and inflation expectations moderated, which hurt the fund’s overall performance. Finally, our security selection strategy, which emphasized new pools of GNMA mortgages, detracted from relative performance when seasoned discount pools fared better during the period of slowing home price appreciation.

Relative weakness in these areas was partly offset by better performance in other areas. The fund received especially strong contributions to its relative performance from non-GNMA securities, including commercial mortgage-backed securities, asset-backed securities backed by home equity loans and collateralized mortgage obligations.

What is the fund’s current strategy?

Recently mixed economic and inflation data have suggested to us that the Fed is likely to remain on the sidelines for some time. In our view, the Fed risks a reacceleration of inflation if it reduces interest rates, but a slowing U.S. economy might be vulnerable to recession if the Fed raises rates.Therefore, we have attempted to manage interest-rate risks by setting the fund’s average duration — a measure of sensitivity to changing interest rates — in a range that is roughly in line with the Index.

However, with yield differences along the bond market’s maturity currently hovering near historically narrow levels, we have continued to position the fund for a steeper yield curve.We also have shifted the fund’s emphasis to more seasoned pools of higher-coupon securities that, in our judgment, are likely to exhibit more predictable prepayment patterns than newer pools, and may help the fund weather periods of heightened volatility. Finally, we have maintained the fund’s positions in commercial mortgages and asset-backed securities that provide competitive levels of current income and offer a degree of diversification away from GNMA residential mortgages.

May 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of	4/30/07

	1 Year	5 Years	10 Years

Class Z shares	5.90%	3.75%	5.33%
† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class Z shares of Dreyfus Premier GNMA Fund, Inc. on
4/30/97 to a $10,000 investment made in the Lehman Brothers GNMA Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares. Unlike the fund, the Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier GNMA Fund, Inc. from November 1, 2006 to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2007
Class Z

Expenses paid per $1,000 †	$ 4.46
Ending value (after expenses)	$1,022.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2007
Class Z

Expenses paid per $1,000 †	$ 4.46
Ending value (after expenses)	$1,020.38

† Expenses are equal to the fund’s annualized expense ratio of .89% for Class Z, multiplied by the average account value over the period, multiplied bt 181/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
April 30, 2007

	Coupon	Maturity	Principal
Bonds and Notes—107.8%	Rate (%)	Date	Amount ($)	Value ($)

Asset—Backed Ctfs.—1.2%
J.P. Morgan Alternative Loan
Trust, Ser. 2007-A1, Cl. 1A2A	5.38	3/25/37	5,856,531 [a]	5,849,210
WFS Financial Owner Trust,
Ser. 2003-4, Cl. C	3.02	5/20/11	436,737	433,521
WFS Financial Owner Trust,
Ser. 2004-3, Cl. C	3.60	2/17/12	2,368,979	2,340,589
				8,623,320
Asset-Backed Ctfs./
Auto Receivables—.5%
USAA Auto Owner Trust,
Ser. 2004-2, Cl. A4	3.58	2/15/11	3,230,806	3,205,064
Asset-Backed Ctfs./
Credit Cards—2.5%
Chase Issuance Trust,
Ser. 2007-A4, Cl A4	5.32	4/16/12	5,250,000 [a]	5,253,237
Chase Issuance Trust,
Ser. 2007-A1, Cl. A1	5.34	3/15/13	7,000,000 [a]	7,006,691
MBNA Credit Card Master Note
Trust, Ser. 2003-A9, Cl. A9	5.45	2/15/11	5,250,000 [a]	5,261,734
				17,521,662
Asset-Backed Ctfs./
Home Equity Loans—4.0%
Accredited Mortgage Loan Trust,
Ser. 2006-1, Cl. A1	5.38	4/25/36	1,890,492 [a]	1,891,853
Citigroup Mortgage Loan Trust,
Ser. 2007-AHL1, Cl. A2A	5.36	12/25/36	3,065,000 [a]	3,066,366
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M5	6.92	3/25/37	875,000	872,180
Credit-Based Asset Servicing and
Securitization, Ser. 2007-CB2,
Cl. A2A	5.89	2/25/37	3,210,479 [a]	3,210,194
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	813,355 [a]	811,019
Federal National Mortgage
Association, Whole Loan,
Ser. 2001-W1, Cl. AF6	6.90	7/25/31	2,743,225 [a]	2,735,251
GE Capital Mortgage Services,
Ser. 1999-HE1, Cl. A7	6.27	4/25/29	1,348,249	1,343,382

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
JP Morgan Mortgage Acquisition,
Ser. 2007-CH1, Cl. MF2	5.84	11/25/36	2,325,000 [a]	2,317,532
Morgan Stanley ABS Capital I,
Ser. 2007-HE2, Cl. A2A	5.36	1/25/37	4,995,947 [a]	4,998,298
Nationstar Home Equity Loan Trust,
Ser. 2007-A, Cl. AV1	5.38	3/25/37	6,684,038 [a]	6,687,616
				27,933,691
Commercial Mortgage
Pass-Through Ctfs.—.4%
Bayview Commercial Asset Trust,
Ser. 2006-SP2, Cl. A	5.60	1/25/37	2,802,566 [a,b]	2,802,566
Residential Mortgage
Pass-Through Ctfs.—5.0%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2005-31, Cl. 2A1	5.51	1/25/36	1,422,785 [a]	1,417,472
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-1,
Cl. 1A6A	5.86	2/25/37	3,500,000 [a]	3,522,029
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1,
Cl. 1A1	6.25	10/25/34	5,705,878	5,762,231
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	3.55	12/25/34	6,344,551 [a]	6,434,410
IndyMac Index Mortgage Loan Trust,
Ser. 2006-AR25, Cl. 4A2	6.17	9/25/36	1,556,030 [a]	1,575,186
J.P. Morgan Alternative Loan
Trust, Ser. 2006-S4, Cl. A6	5.71	12/25/36	3,500,000 [a]	3,540,354
J.P. Morgan Mortgage Trust,
Ser. 2003-A1, Cl. 1A1	4.34	10/25/33	5,216,247 [a]	5,143,504
J.P. Morgan Mortgage Trust,
Ser. 2005-A7, Cl. 1A2	4.99	10/25/35	1,925,000 [a]	1,907,776
JP Morgan Mortgage Trust,
Ser. 2007-A1, Cl. 3A1	5.01	7/20/35	3,374,790 [a]	3,353,563
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	2,225,000 [a]	2,192,382
				34,848,907

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed—92.8%
Federal Home Loan Mortgage Corp.
5.00%, 3/1/20	1,146,390	1,131,120
Federal National Mortgage Association:
5.50%	14,350,000 [c]	14,193,011
6.00%	49,575,000 [c]	50,237,325
Gtd. Pass-Through Ctfs.,
Ser. 2003-49, Cl. JE, 3.00%, 4/25/33	1,439,215	1,299,287
Pass-Through Ctfs.,
Ser. 2004-58, Cl. LJ,
5.00%, 7/25/34	4,528,377	4,521,765
Government National Mortgage Association I:
5.50%	1,365,000 [c]	1,357,738
6.00%	34,575,000 [c]	35,050,406
6.50%	5,500,000 [c]	5,649,490
5.00%, 5/15/33—10/15/35	55,976,192	54,520,132
5.50%, 6/15/20—10/15/35	135,314,708	134,810,013
6.00%, 10/15/19—4/15/37	77,821,652	78,959,028
6.50%, 9/15/08—6/15/32	5,008,685	5,131,515
7.00%, 11/15/22—12/15/22	18,495	19,373
7.50%, 2/15/17—5/15/26	7,113,863	7,446,724
8.00%, 4/15/08—12/15/22	2,894,275	3,065,153
8.50%, 7/15/08—12/15/22	2,679,940	2,879,240
9.00%, 1/15/19—12/15/22	2,131,793	2,301,456
9.50%, 3/15/18—11/15/24	468,557	512,933
Ser. 2005-34, Cl. A, 3.96%, 9/16/21	2,825,847	2,776,954
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	4,666,127	4,571,616
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	3,208,084	3,131,924
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	7,774,275	7,636,749
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	8,681,620	8,513,331
Ser. 2005-52, Cl. A, 4.29%, 1/16/30	2,391,285	2,351,564
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	2,781,399	2,741,375
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	3,500,000	3,447,395
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29	4,260,000	4,280,808
Government National Mortgage Association II:
4.50%, 1/20/34	697,962 [a]	702,768
5.00%, 9/20/33—1/20/36	53,580,867	51,966,402
5.38%, 2/20/27—6/20/32	3,851,238 [a]	3,896,968
5.50%, 7/20/30—1/20/36	70,321,251 [a]	70,002,091
5.75%, 9/20/27	11,509 [a]	11,643
6.00%, 12/20/28—6/20/36	28,295,317	28,676,255
6.50%, 5/20/31—10/20/36	35,733,384	36,690,872
7.00%, 4/20/24—4/20/32	11,149,927	11,665,830
7.50%, 9/20/30	166,434	173,789

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association II (continued)
9.50%, 9/20/17—2/20/25	131,473	142,812
		646,466,855
U.S. Treasury Bonds—.5%
4.75%, 2/15/37	3,350,000 [d]	3,314,932
U.S. Treasury Notes—.9%
4.00%, 6/15/09	454,000 [e]	448,964
4.50%, 2/15/16	6,080,000 [f]	6,034,163
		6,483,127
Total Bonds and Notes
(cost $755,212,014)		751,200,124

	Face Amount
	Covered by
Options—.2%	Contracts ($)	Value ($)

Call Options—.2%
3-Month Floor USD Libor-BBA
Interest Rate, June 2009 @ 4.00	37,500,000	68,082
3-Month USD Libor-BBA,
Swaption	14,000,000	600,348
3-Month USD Libor-BBA,
Swaption	21,160,000	941,959
		1,610,389
Put Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate, January 2008 @ 6.00	73,000,000	407
Total Options
(cost $1,653,640)		1,610,796

	Principal
Short-Term Investments—7.0%	Amount ($)	Value ($)

U.S. Government Agencies—4.1%
Federal Home Loan Mortgage Corp
5.11%, 5/17/07	20,000,000 [a]	19,954,578
Federal National Mortgage
Association, 5.12%, 5/21/07	9,000,000 [a]	8,974,400
		28,928,978
U.S. Treasury Bills—2.9%
4.94%, 5/3/07	20,000,000	19,995,000
Total Short-Term Investments
(cost $48,923,489)		48,923,978

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,177,000)	5,177,000 [g]	5,177,000

Investment of Cash Collateral
for Securities Loaned—.9%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $6,141,745)	6,141,745 [g]	6,141,745

Total Investments (cost $817,107,888)	116.6%	813,053,643

Liabilities, Less Cash and Receivables	(16.6%)	(115,773,447)

Net Assets	100.0%	697,280,196

[a] Variable rate security—interest rate subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to $2,802,566 or 0.4% of net assets.
[c] Purchased on a forward commitment basis.
[d] Purchased on a delayed delivery basis.
[e] All or partially held by a broker as collateral for open financial futures positions.
[f] All or a portion of these securities are on loan. At April 30, 2007, the total market value of the fund’s securities on loan is $6,034,163 and the total market value of the collateral held by the fund is $6,141,745.
[g] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

Value (%)			Value (%)

U.S. Government & Agencies	94.2	Options	.2
Asset/Mortgage-Backed	13.6
Short-Term/Money Market Investments	8.6		116.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
April 30, 2007

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 4/30/2007 ($)

Financial Futures Long
U.S. Treasury 5 year Notes	159	16,826,673	June 2007	28,243
U.S. Treasury 10 year Notes	52	5,633,063	June 2007	32,698
				60,941

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2007

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments: (including securities
on loan, valued at $6,034,163)—Note 1(b):
Unaffiliated issuers	805,789,143	801,734,898
Affiliated issuers	11,318,745	11,318,745
Cash		5,345
Dividends and interest receivable		3,202,890
Receivable for futures variation margin—Note 4		74,875
Receivable for shares of Common Stock subscribed		58,025
Prepaid expenses		98,353
		816,493,131

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		534,040
Payable for investment securities purchased		111,312,481
Liability for securities loaned—Note 1(b)		6,141,745
Payable for shares of Common Stock redeemed		1,033,663
Interest and loan fees payable—Note 2		89
Accrued expenses		190,917
		119,212,935

Net Assets ($)		697,280,196

Composition of Net Assets ($):
Paid-in capital		741,889,529
Accumulated undistributed investment income—net		2,776,169
Accumulated net realized gain (loss) on investments		(43,392,198)
Accumulated net unrealized appreciation
(depreciation) on investments (including $60,941
net unrealized appreciation on financial futures)		(3,993,304)

Net Assets ($)		697,280,196

Shares Outstanding
(1.1 billion shares of $.001 par value Common Stock authorized)		48,488,576
Net Asset Value, offering and redemption price per share ($)		14.38

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2007

Investment Income ($):
Income:
Interest	37,833,416
Dividends;
Affiliated issuers	185,240
Income from securities lending	9,045
Total Income	38,027,701
Expenses:
Management fee—Note 3(a)	4,370,610
Service plan and prospectus fees—Note 3(b)	1,046,839
Shareholder servicing costs—Note 3(b)	631,910
Custodian fees—Note 3(b)	110,869
Professional fees	91,455
Shareholders’ reports	51,969
Directors’ fees and expenses—Note 3(c)	39,390
Registration fees	26,569
Interest expense—Note 2	262
Miscellaneous	91,749
Total Expenses	6,461,622
Investment Income—Net	31,566,079

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,921,907)
Net realized gain (loss) on financial futures	562,299
Net realized gain (loss) on options transactions	183,684
Net Realized Gain (Loss)	(1,175,924)
Net unrealized appreciation (depreciation) on investments
(including $210,004 net unrealized appreciation on financial futures)	11,064,862
Net Realized and Unrealized Gain (Loss) on Investments	9,888,938
Net Increase in Net Assets Resulting from Operations	41,455,017

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2007	2006

Operations ($):
Investment income—net	31,566,079	30,496,070
Net realized gain (loss) on investments	(1,175,924)	(3,573,912)
Net unrealized appreciation
(depreciation) on investments	11,064,862	(18,619,644)
Net Increase (Decrease) in Net Assets
Resulting from Operations	41,455,017	8,302,514

Dividends to Shareholders from ($):
Investment income—net	(32,674,971)	(34,330,120)

Capital Stock Transactions ($):
Net proceeds from shares sold	20,927,239	37,940,255
Dividends reinvested	26,910,689	27,993,716
Cost of shares redeemed	(124,882,339)	(145,775,731)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(77,044,411)	(79,841,760)
Total Increase (Decrease) in Net Assets	(68,264,365)	(105,869,366)

Net Assets ($):
Beginning of Period	765,544,561	871,413,927
End of Period	697,280,196	765,544,561
Undistributed investment income—net	1,851,213	2,960,105

Capital Share Transactions (Shares):
Shares sold	1,465,918	2,616,660
Shares issued for dividends reinvested	1,890,399	1,934,973
Shares redeemed	(8,758,328)	(10,074,552)
Net Increase (Decrease) in Shares Outstanding	(5,402,011)	(5,522,919)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class Z Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	14.21	14.67	14.66	15.14	14.85
Investment Operations:
Investment income—net [a]	.62	.53	.51	.53	.60
Net realized and unrealized
gain (loss) on investments	.19	(.39)	.11	(.35)	.36
Total from Investment Operations	.81	.14	.62	.18	.96
Distributions:
Dividends from investment income—net	(.64)	(.60)	(.61)	(.66)	(.67)
Net asset value, end of period	14.38	14.21	14.67	14.66	15.14

Total Return (%)	5.90	.89	4.32	1.20	6.60

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	.88	.87	.90	.85
Ratio of net expenses
to average net assets	.89	.79	.87	.90	.85
Ratio of net investment income
to average net assets	4.33	3.68	3.45	3.58	3.96
Portfolio Turnover Rate	271.49[b]	393.65[b]	468.97[b]	466.25[b]	456.90

Net Assets, end of period ($ x 1,000)	697,280	765,545	871,414	949,447	1,065,607

[a]	Based on average shares outstanding at each month end.
[b]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2007,April
	30, 2006,April 30, 2005 and April 30, 2004, were 95.55%, 108.38%, 127.81% and 207.20%, respectively.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier GNMA Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to maximize total return consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On May 24, 2007, the shareholders of Mellon Financial and The Bank of New York Company, Inc. approved the proposed merger of the two companies. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

On November 15, 2006, the Trustees of “Dreyfus Premier GNMA Fund” approved, and on April 11, 2007 the shareholders of Dreyfus Premier GNMA Fund (the “Acquired Fund”) also approved, an Agreement and Plan of Reorganization providing for the merger of the Acquired Fund into the fund.

On November 8, 2006, the fund’s Board of Directors approved a change of the fund’s name from “Dreyfus GNMA Fund, Inc.” to “Dreyfus Premier GNMA Fund, Inc.” coinciding with the conditional implementation for the fund of a multiple class structure if shareholders of the Acquired Fund approved the merger proposal. On May 3, 2007, the fund implemented this multiple class structure, corresponding with the consummation of the merger. Along with the effectiveness of the name change, outstanding shares were classified as Class Z shares. The fund also began offering Class A, Class B (on a limited basis) and Class C shares on that date.

The merger was consummated as a tax-free reorganization following the close of business on May 3, 2007. On this date, the Acquired Fund exchanged all of its assets, subject to liabilities, for corresponding Class A, Class B, and Class C shares of the fund of equal value. Such shares were distributed pro rata to shareholders of the Acquired Fund so that each shareholder received a number of Class A, Class B, and Class C shares of the fund equal to the aggregate net asset value of the shareholder’s Acquired Fund’s shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options transactions) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to val-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

ues from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

On April 30, 2007, the Board of Directors declared a cash dividend of $.054 per share from undistributed investment income-net, payable on May 1, 2007 (ex-dividend date) to shareholders of record as of the close of business on April 30, 2007.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At April 30,2007,the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,776,169, accumulated capital losses $41,779,148 and unrealized depreciation $4,139,847. In addition, the fund had $1,466,507 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2007. If not applied, $8,326,405 of the carryover expires in fiscal 2008,

$1,913,534 expires in fiscal 2009, $5,873,545 expires in fiscal 2012, $4,287,914 expires in fiscal 2013 and $16,423,009 expires in fiscal 2014 and $4,954,741 expires in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2007 and April 30, 2006, were as follows: ordinary income $32,674,971 and $34,330,120, respectively.

During the period ended April 30, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage backed securities, amortization of premiums, treasury inflation protected securities and expiration of capital loss carryovers, the fund increased accumulated undistributed investment income-net by $924,956, increased accumulated net realized gain (loss) on investments by $5,991,064 and decreased paid-in capital by $6,916,020. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended April 30,2007 was approximately $4,500, with a related weighted average annualized interest rate of 5.8% .

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any full year the aggregate

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. During the period ended April 30, 2007, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund’s shares, for servicing shareholder accounts and for advertising and marketing relating to the fund.The Plan provides for payments to be made at an aggregate annual rate not to exceed .20% of the value of the fund’s average daily net assets.The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) to which it will make payments and the basis on which such payments are made.The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended April 30, 2007, the fund was charged $1,046,839 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2007, the fund was charged $372,596 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2007, the fund was charged $110,869 pursuant to the custody agreement.

During the period ended April 30, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $352,771, Rule 12b-1 distribution plan fees $80,409, custodian fees $35,653, chief compliance officer fees $3,407, transfer agency per account fees $61,800.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options, during the period ended April 30, 2007, amounted to $2,038,402,991 and $2,059,012,864, respectively, of which $1,320,983,378 in purchases and $1,321,576,214 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against change in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

In addition, the following table summarizes the fund’s call/put options written during the period ended April 30, 2007:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain/(Loss) ($)

Contracts outstanding
April 30, 2006	—	—	—	—
Contracts written	205,200,000	291,177
Contracts Terminated:
Closed	163,300,000	272,928	31,443	241,485
Expired	41,900,000	18,249	—	18,249
Total Contracts
Terminated	205,200,000	291,177	31,443	259,734
Contracts outstanding
April 30, 2007	—	—

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading.Accordingly,variation margin payments are received or made to reflect daily unrealized gains or

losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2007, are set forth in the Statement of Financial Futures.

At April 30, 2007, the cost of investments for federal income tax purposes was $817,113,656; accordingly, accumulated net unrealized depreciation on investments was $4,060,013, consisting of $3,422,856 gross unrealized appreciation and $7,482,869 gross unrealized depreciation.

NOTE 5—Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers.This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security.At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk. During the period ended April 30, 2007, the fund did not enter into reverse repurchase agreements.

The Fund 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier GNMA Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier GNMA Fund, Inc., including the statements of investments and financial futures, as of April 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of April 30, 2007 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier GNMA Fund, Inc. at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 19, 2007

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended April 30, 2007 as qualifying “interest related dividends.”

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 172 ———————

David W. Burke (71)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 94
———————

William Hodding Carter III (72)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, Emeritus Director
• The Enterprise Corporation of the Delta, Director

No. of Portfolios for which Board Member Serves: 28 ———————

Gordon J. Davis (65)
Board Member (1995)

Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 37

Joni Evans (65)
Board Member (1985)

Principal Occupation During Past 5 Years:

  Principal, Joni Evans Ltd.
  Senior Vice President of the William Morris Agency (2005)

No. of Portfolios for which Board Member Serves: 28 ———————

Ehud Houminer (66)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman
• Explore Charter School, Brooklyn, NY,Trustee

No. of Portfolios for which Board Member Serves: 71 ———————

Richard C. Leone (67)
Board Member (2006)

Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director

No. of Portfolios for which Board Member Serves: 28 ———————

Hans C. Mautner (69)
Board Member (2006)

Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

Other Board Memberships and Affiliations:

  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
  Mezzacappa Partners LLC

No. of Portfolios for which Board Member Serves: 28

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (43)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances

No. of Portfolios for which Board Member Serves: 28 ———————

Burton N. Wallack (56)
Board Member (1991)

Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 28 ———————

John E. Zuccotti (69)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Visiting Nurse Service of New York, Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee

No. of Portfolios for which Board Member Serves: 28 ———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 88 investment companies (comprised of 172 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 89 investment companies (comprised of 188 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (89 investment companies, comprised of 188 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 85 investment companies (comprised of 184 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

NOTES

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,892 in 2006 and $53,892 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2006 and $5,122 in 2007. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,474 in 2006 and $3,281 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,404 in 2006 and $1,487 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $718,507 in 2006 and $946,380 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	June 19, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	June 19, 2007

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)